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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 21, 2006

                                 CIT GROUP INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                     001-31369                   65-1051192
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(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)              Identification No.)
 incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
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              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (973) 740-5000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01. Other Events.

      On February 21, 2006, the Compensation Committee of the Board of Directors (the "Committee") of CIT Group Inc. (the "Company") approved forms of performance share award agreements under the Company's Long-Term Equity Compensation Plan (the "Plan"). The Plan provides for the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance shares, and performance units to employees and directors of CIT and its subsidiaries. The performance share award agreements are attached to this Form 8-K as Exhibits 10.1 (participants with employment agreements) and 10.2 (participants in the Company's Executive Severance Plan). In addition to the grants set forth below, each of these agreements may be used for future grants of performance shares to the Company's directors and executive officers.

      On February 21, 2006, the Committee also approved grants of stock options, effective at the close of trading on February 21, 2006, to the following executive officers:

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                      Name                     Performance Shares Granted   Form of Award Agreement
---------------------------------------------------------------------------------------------------
Jeffrey M. Peek                                          80,253                  Exhibit 10.1
Chairman and
Chief Executive Officer
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Thomas B. Hallman                                        36,783                  Exhibit 10.1
Vice Chairman -
Specialty Finance
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Joseph M. Leone                                          34,832                  Exhibit 10.1
Vice Chairman and
Chief Financial Officer
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Lawrence A. Marsiello                                    32,882                  Exhibit 10.1
Vice Chairman and
Chief Lending Officer
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Walter J.Owens                                           22,293                  Exhibit 10.2
Executive Vice President and
Chief Sales and Marketing Officer
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Frederick E. Wolfert                                     36,783                  Exhibit 10.1
Vice Chairman -
Commercial Finance
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Robert J. Ingato                                         7,669                   Exhibit 10.2
Executive Vice President, General Counsel and
Secretary
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William J. Taylor                                        7,673                   Exhibit 10.2
Executive Vice President, Controller and
Principal Accounting Officer
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

      Under the terms of the Award Agreements, the amount of shares actually awarded at the end of the Performance Period will be based on the level of the Performance Measure actually achieved. For purposes of the grants listed above, the Performance Measures will be based on CIT's Return on Common Equity during the Performance Period and the compounded annual growth of CIT's diluted earnings per share.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.


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

10.1 Form of CIT Group Inc. Long-Term Equity Compensation Plan Performance Share Award Agreement for participants with employment agreements.

10.2 Form of CIT Group Inc. Long-Term Equity Compensation Plan Performance Share Award Agreement for participants in the Executive Severance Plan.

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," "target, " and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements reflect the current views of CIT and its management. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties, contingencies, and changes in circumstances, many of which are beyond CIT's control, that may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that could affect actual results and performance include, but are not limited to, potential changes in interest rates, competitive factors and general economic conditions, changes in funding markets, industry cycles and trends, uncertainties associated with risk management, risks associated with residual value of leased equipment, regulatory factors, among others. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CIT GROUP INC.
                                  (Registrant)

                                  By:  /s/ William J. Taylor
                                       -----------------------------------------
                                       William J. Taylor
                                       Executive Vice President & Controller
                                       (Chief Accounting Officer)

Dated: February 24, 2006


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